1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 13

and/or

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

Thrivent Variable Annuity Account A

(Exact name of registrant as specified in charter)

Thrivent Financial for Lutherans

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (612) 340-7005

John C. Bjork

Thrivent Financial for Lutherans

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED Interest in a separate account under flexible premium deferred variable annuity contracts.

Prospectuses Flexible Premium Deferred Variable Annuity

April 29, 2005

Thrivent Variable Annuity Account A

Thrivent Series Fund, Inc.

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver’s license and other identifying documents.

THRIVENT VARIABLE ANNUITY ACCOUNT A

PROSPECTUS

FOR

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes the flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management LLP)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management & Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account, is contained in a Statement of Additional Information (“SAI”) dated April 29, 2005. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 36 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 29, 2005.

[THIS PAGE INTENTIONALLY LEFT BLANK]

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you own or surrender the Contract or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered)	7%[1]
Transfer Fee	$10[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses

Annual Contract Fee	$25[3]
Annual Subaccount Expenses
Mortality and Expense Risk Charge	1.25%
Total Subaccount Annual Expenses	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios of the Fund is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[4]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.37%	1.19%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

•	If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$816	$894	$1,009	$1,247	$1,202	$1,609	$1,926	$2,780

•	If you do not surrender your Contract:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$165	$247	$512	$762	$883	$1,302	$1,926	$2,780

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in “Waiver of Withdrawal and Surrender Charges.”

2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

3 If your net premiums in the Contract exceed $1,500, we will waive the Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements may be discontinued at any time.

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums

You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Certain of the investment options may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3½%.

Optional Investment Programs

We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See “The Accumulation Phase—Dollar Cost Averaging” and “The Accumulation Phase—Asset Rebalancing.”

Surrenders

If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers

You may request the transfer of all or a part of your Contract’s Accumulated Value to or from other Subaccounts or the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single Subaccount.

Death Benefits

The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments

We determine the Annuity Commencement Date based on the Annuitant’s age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Federal Tax Status

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59½. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If received under a payment option, they are taxed in the same manner as annuity payments.

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix B.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio.	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II	To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios and their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws; or

♦	Changes in Federal income tax law; or

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Westcap Investors LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management LLP serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s sub-subadviser.

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3½% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment

INVESTMENT OPTIONS

company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

THE CONTRACT

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.

You may change your allocation for future premiums at any time by submitting a request to our Service Center.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts

We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the

THE CONTRACT

earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request, in good order, to our Service Center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your written request at our Service Center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the Annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignments of Ownership

You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a

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THE CONTRACT

reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners

If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Contracts Issued in Connection with Qualified Plans

If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation

During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:

♦	the Fixed Account value; and

♦	the Variable Account value (the total of all your subaccounts).

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ACCUMULATION PHASE

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3½%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3½% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(2)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net

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ACCUMULATION PHASE

Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)	Is the sum of:

(a)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(b)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

Dollar Cost Averaging

You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Thrivent Money Market Subaccount to any or all of the other Subaccounts. You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When

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ACCUMULATION PHASE

you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Asset Rebalancing

You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select. Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may

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ACCUMULATION PHASE

have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone Transactions

You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction Authorization Form. Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. To take a withdrawal you make a request to our Service Center. If you make a telephone request for a withdrawal, we are required to withhold for federal income taxes (generally 10%). To completely surrender your Contract and receive your Cash Surrender Value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. You may obtain a form by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Contract maintenance charge. Please see Contract Fees and Charges for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we will contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we will treat your request as a request for a full surrender.

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ACCUMULATION PHASE

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial surrender form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59½. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Contract Fees and Charges. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

Upon the Annuitant’s death (even if the Annuitant is not an owner), we will pay the death proceeds to your beneficiary. If your spouse is the sole beneficiary and the Contract was not issued in connection with a Qualified Plan, your spouse may elect to continue the Contract as the new owner and Annuitant.

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.) If your spouse is the successor owner, your spouse will automatically continue as the owner upon your death.

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender

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ACCUMULATION PHASE

Value) to either your beneficiary or successor owner (as stated above):

♦	within five years of your death; or

♦	if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died before the Annuity Commencement Date;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

We calculate the death proceeds on the later of the date we receive proof of death or the date on which we receive a written request at our Service Center, in good order, from the beneficiary as to the method of payment they choose. For Contracts delivered in the state of New York, we calculate death proceeds as of the date of death. The beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds are available. See the section on Annuity Payments below. If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven days after the good order date. Death proceeds are equal to or greater than the minimum value required by law.

If the Annuitant dies before age 80, the amount of the death proceeds as of the good order date is the greater of:

♦	the Accumulated Value of the Contract;

♦	the sum of all premiums paid less the sum of any withdrawals; or

♦	the Minimum Death Proceeds Value which is equal to the highest Accumulated Value of the Contract at issue or on any Contract Anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the Annuitant reaches age 79, the Minimum Death Proceeds Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, which ever is greater.

The Minimum Death Proceeds Value is a guaranteed amount in death proceeds, regardless of the current investment performance of your Contract.

ANNUITY PHASE

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity

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ANNUITY PHASE

payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by submitting a written request to our Service Center. The Annuity Commencement Date must be within the Annuitant’s life expectancy and is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue Contracts to individuals who exceed a certain age. In any case, we will issue Contracts in accordance with the requirements of your state. The maximum maturity age is 90 on a Contract we deliver in the state of New York. As a result, we will not issue a Contract in New York if you are age 80 or older.

Annuity payments begin on the Annuity Commencement Date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7½% limitation described under Withdrawal or Surrender Charges.

The following annuity payment options are generally available under the Contract:

Option 1: Interest

You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings

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ANNUITY PHASE

attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

Option 2: Specified Amount Income

We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 3: Fixed Period Income

We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

Option 4: Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

Option 5: Joint and Survivor Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service Center.

If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract. We will deduct a surrender charge from the Accumulated Value of your Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity

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ANNUITY PHASE

Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If your Contract is revocable, you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death.

25

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Contract. If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th Contract year, we will assess the applicable surrender charge (unless we waive it as described below).

Contract Year	Charge as Percentage of Excess Amount Withdrawn or Surrendered[1]
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

1 The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7½% of total gross premiums you pay under the Contract.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each Contract year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Contract year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

♦	If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state’s laws. This waiver is not available for Contracts delivered in New York.

♦	If you begin annuity payments more than three years after the Issue Date and you choose a life income with a guaranteed period (such as Option 4 or 5 of the annuity payment options).

♦	Upon the death of the Annuitant (or owner for Contracts delivered in New York).

♦	If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

♦	Withdrawal charges will also be waived for Contracts delivered in New York if Option 2 or 3 is

26

CHARGES AND DEDUCTIONS

chosen (if the duration of payments lasts for at least five years).

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge

During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3½% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and

27

CHARGES AND DEDUCTIONS

tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire contract between you and us consists of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

28

GENERAL INFORMATION ABOUT THE CONTRACTS

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to us at our Service Center.

FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract’s Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the Annuitant or the beneficiary depends upon the tax status of such person, Thrivent Financial, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on our understanding of Federal income tax laws as currently interpreted. No representation is made

29

FEDERAL TAX STATUS

regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. We do not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Variable Account Tax Status

The Internal Revenue Code of 1986, as amended (the “Code”) in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the Code. Because the contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to, the contracts. We are currently exempt from state and local taxes. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals

An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer’s investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner’s spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For fixed annuity payments, the taxable portion is generally determined by a formula which establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Maturity Date. For variable annuity payments, the taxable portion is generally determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the Contract, multiplying that amount by the number of payments payable that year, and subtracting the result from each year’s total payments. Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Maturity Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59½ will result in an additional tax

30

FEDERAL TAX STATUS

of 10% of the amount of the distribution which is included in gross income. The penalty tax will not apply if the distribution is made as follows:

(1)	In connection with death or disability as described in Section 72(q)(2) of the Code;

(2)	Under a qualified funding trust (commonly referred to as a structured settlement plan); or

(3)	It is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59½ or before the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals

A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a Contract will be taxable in the year received or accrued by the Contract Owner. This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan or if the Contract is an immediate annuity.

Multiple Contracts

Section 72(e)(11) of the Code provides that for the purposes of determining the amount included in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans

The Contracts are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities do not offer additional tax-deferral benefits, and taxation rules for Qualified Plans take precedence over annuity taxation rules. However, annuities offer other product benefits to investors in Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Participants under such Qualified Plans as well as Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

A participant in a Contract purchased as a tax-sheltered annuity (“TSA”) Contract and certain other Qualified Plans under Section 403(b) and 401 of the Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59½, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, a participant will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above-described conditions has been satisfied.

31

FEDERAL TAX STATUS

1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by us without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements

The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not “adequately diversified”. The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon our understanding of current Federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

32

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

33

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us. Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. A resolution of such litigation has been reached and is pending final approval by the court. In the opinion of its management, the pending resolution will not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

34

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35

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

To Obtain the INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT Statement of Additional Information, send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT A.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

36

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37

APPENDIX A—DEFINITIONS

Accumulated Value. The total of the amounts in a Contract’s Subaccounts and Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of our general account, which includes all of our assets other than those in any separate account of ours.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(a), 403(b), 408 or 408A of the Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

38

APPENDIX B—CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of accumulation unit values and numbers of accumulation units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the separate account included in the SAI.

Thrivent Technology Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$7.02	$4.70	$8.16	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.27	$7.02	$4.70	$ 8.16	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,336,252	1,315,915	982,725	529,594	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.29	$ 7.24	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.31	$10.29	$ 7.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	270,541	206,331	61,878	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$14.04	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.95	$14.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	519,890	202,567	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$11.78	$ 8.51	$10.82	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.06	$11.78	$ 8.51	$10.82	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,121,443	3,143,640	2,775,303	1,548,793	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Index Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$22.95	$16.82	$20.01	$19.04	$17.34	$15.64	$15.82	$12.78	$10.95	$10.00
End of period	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34	$15.64	$15.82	$12.78	$10.95
Number of Accumulation Units Outstanding at end of period	12,583,106	13,840,259	14,881,978	15,537,535	15,509,008	12,901,178	12,646,465	9,660,146	5,003,533	928,755
Thrivent Mid Cap Growth Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.36	$ 7.72	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.39	$10.36	$ 7.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	863,970	376,582	59,845	N/A	N/A	N/A	N/A	N/A	N/A	N/A

39

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Mid Cap Growth Subaccount II4
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$ 9.26	$6.82	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	$9.26	$ 6.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	288,597	254,233	72,572	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Stock Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$ 9.74	$7.45	$8.93	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.27	$9.74	$7.45	$ 8.93	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,315,810	3,342,359	3,055,015	1,764,017	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Index Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$11.35	$ 8.53	$10.11	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.97	$11.35	$ 8.53	$10.11	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,411,970	2,050,765	1,561,441	608,225	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner International Stock Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$13.06	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.92	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	4,838,621	147,688	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner All Cap Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$7.97	$6.54	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.95	$7.97	$ 6.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	314,771	253,941	130,412	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.13	$ 7.86	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.78	$10.13	$ 7.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,107,001	994,131	68,400	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount II4
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$ 9.62	$7.94	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.22	$9.62	$ 7.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	207,915	136,035	41,917	N/A	N/A	N/A	N/A	N/A	N/A	N/A

40

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Growth Stock Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.64	$ 8.22	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.55	$10.64	$ 8.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	608,169	352,301	114,820	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$12.50	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.09	$12.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,495,511	1,982,366	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$8.30	$6.92	$9.04	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.89	$8.30	$6.92	$ 9.04	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	10,718,023	9,830,782	7,731,365	4,651,027	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Index Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$20.84	$16.46	$21.43	$24.70	$27.54	$23.14	$18.25	$13.93	$11.53	$10.00
End of period	$22.76	$20.84	$16.46	$21.43	$24.70	$27.54	$23.14	$18.25	$13.93	$11.53
Number of Accumulation Units Outstanding at end of period	25,766,932	28,407,328	30,203,045	33,151,014	34,711,029	30,677,434	24,637,221	17,445,874	7,868,532	1,258,237
Thrivent Real Estate Securities Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$12.89	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.21	$12.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,238,820	530,933	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$18.68	$16.41	$18.01	$18.89	$19.26	$17.57	$14.91	$12.41	$11.06	$10.00
End of period	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26	$17.57	$14.91	$12.41	$11.06
Number of Accumulation Units Outstanding at end of period	28,686,337	32,819,701	36,447,809	40,444,678	41,710,588	40,066,882	31,007,716	20,544,311	8,992,900	1,364,855
Thrivent High Yield Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$11.25	$ 8.90	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.23	$11.25	$ 8.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	674,294	253,963	35,851	N/A	N/A	N/A	N/A	N/A	N/A	N/A

41

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent High Yield Subaccount II2
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.81	$ 8.73	$8.81	$8.79	$9.04	$9.58	$10.00	N/A	N/A	N/A
End of period	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04	$ 9.58	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,571,898	2,523,208	2,226,753	2,031,203,	1,896,620	1,713,656	1,044,323	N/A	N/A	N/A
Thrivent Income Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$11.07	$10.33	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.45	$11.07	$10.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,124,733	669,003	254,565	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Bond Index Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$15.81	$15.45	$14.26	$13.31	$12.10	$12.42	$11.57	$10.72	$10.53	$10.00
End of period	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10	$12.42	$11.57	$10.72	$10.53
Number of Accumulation Units Outstanding at end of period	7,188,287	8,292,392	9,425,931	6,769,804	4,395,393	4,636,639	3,397,426	1,869,057	1,185,965	402,927
Thrivent Limited Maturity Bond Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.66	$10.33	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.73	$10.66	$10.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,629,044	1,377,842	462,542	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.10	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	$10.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	522,043	259,412	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Money Market Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$1.00	$1.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$0.99	$1.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	21,681,052	30,353,176	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[1]	The Subaccounts commenced operations on June 15, 1995.
[2]	The Subaccount commenced operations on March 2, 1998.
[3]	The Subaccounts commenced operations on March 2, 2001.
[4]	The Subaccounts commenced operations on April 30, 2002.
[5]	The Subaccounts commenced operations on April 25, 2003.
[6]	The Subaccounts commenced operations on April 30, 2003.

42

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

13017P R4-05

Product Forms #4460, 4461

THRIVENT VARIABLE ANNUITY ACCOUNT A

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2005

for the:

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

Offered By:

Thrivent Financial for Lutherans

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 29, 2005 for Thrivent Variable Annuity Account A (the “Variable Account) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

Introduction

Distribution of the Contracts

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) on January 1, 2002. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are no longer sold.

There are no special purchase plans or exchange privileges not described in the Prospectus.

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the

2

S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account A at December 31, 2004 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2004, 2003 and 2002

4

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2004 and 2003, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 31, 2005

5

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2004 and 2003

(in millions)

	2004	2003
Assets
Fixed maturity securities, at fair value	$30,844	$29,103
Equity securities, at fair value	990	1,316
Mortgage loans	6,010	5,817
Contract loans	1,247	1,256
Short-term investments	2,949	991
Amounts due from brokers	7	123
Other investments	502	619

Total investments	42,549	39,225

Cash and cash equivalents	1,203	1,751
Accrued investment income	378	368
Receivables	116	104
Deferred acquisition costs	1,922	1,808
Property and equipment, net	162	171
Other assets	16	37
Assets held in separate accounts	10,404	9,203

Total Assets	$56,750	$52,667

Liabilities
Future contract benefits	$11,941	$11,337
Contractholder funds	23,136	22,510
Unpaid claims and claim expenses	203	219
Amounts due to brokers	1,462	2,401
Collateral held for securities lending	2,289	—
Other liabilities	669	741
Liabilities related to separate accounts	10,404	9,191

Total Liabilities	50,104	46,399

Members’ Equity
Retained earnings	5,590	5,102
Accumulated other comprehensive income	1,056	1,166

Total Members’ Equity	6,646	6,268

Total Liabilities and Members’ Equity	$56,750	$52,667

The accompanying notes are an integral part of these consolidated financial statements.

6

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Revenues
Premiums	$1,217	$1,253	$1,311
Net investment income	2,194	2,144	2,161
Realized investment gains (losses), net	269	89	(324)
Contract charges	569	536	529
Other revenue	220	178	175

Total Revenues	4,469	4,200	3,852

Benefits and Expenses
Contract claims and other benefits	1,031	998	929
Increase in contract reserves	660	664	780
Interest credited	1,013	1,053	1,094
Dividends to members	251	281	323

Total benefits	2,955	2,996	3,126

Underwriting, acquisition and insurance expenses	653	665	629
Amortization of deferred acquisition costs	225	151	194
Fraternal benefits and expenses	148	136	195

Total expenses	1,026	952	1,018

Total Benefits and Expenses	3,981	3,948	4,144

Net Income (Loss)	$488	$252	$(292)

The accompanying notes are an integral part of these consolidated financial statements.

7

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of December 31, 2001	$5,142	$205	$5,347
Comprehensive Income:
Net (loss)	(292)	—	(292)
Other comprehensive income	—	600	600

Total comprehensive income			308

Balance as of December 31, 2002	4,850	805	5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	$5,590	$1,056	$6,646

The accompanying notes are an integral part of these consolidated financial statements.

8

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Operating Activities
Net income (loss)	$488	$252	$(292)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	588	534	809

Change in contractholder funds	(53)	360	443

Change in deferred acquisition costs	(16)	(114)	(25)

Realized investment (gains) losses, net	(269)	(89)	324

Changes in other assets and liabilities	99	140	34

Net Cash Provided by Operating Activities	837	1,083	1,293

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	12,363	9,581	8,321
Cost of fixed maturity securities acquired	(13,566)	(13,246)	(10,942)
Proceeds from sales of equity securities	1,572	918	957
Cost of equity securities acquired	(1,187)	(611)	(1,130)
Proceeds from mortgage loans sold, matured or repaid	770	962	620
Cost of mortgage loans acquired	(915)	(952)	(724)
Net sales (purchases) of fixed maturity securities under mortgage roll program	(614)	1,319	360
Contract loans repaid (issued), net	9	16	4
Purchases of short-term investments, net	(1,958)	(324)	(342)
Change in collateral held for securities lending	2,289	—	—
Other	(827)	192	723

Net Cash Used in Investing Activities	(2,064)	(2,145)	(2,153)

Financing Activities
Universal life and investment contract receipts	1,638	1,937	2,196
Universal life and investment contract withdrawals	(959)	(877)	(886)

Net Cash Provided by Financing Activities	679	1,060	1,310

Net Change in Cash and Cash Equivalents	(548)	(2)	450
Cash and Cash Equivalents, beginning of year	1,751	1,753	1,303

Cash and Cash Equivalents, end of year	$1,203	$1,751	$1,753

The accompanying notes are an integral part of these consolidated financial statements.

9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2004

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Thrivent Financial’s fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Financial’s equity securities portfolio is classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures and real estate. Real estate joint ventures and equity limited partnerships are valued on the equity basis. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

10

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: During 2004, Thrivent Financial revised its securities lending program under which securities are loaned to third parties. Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. In prior years the collateral was held by a third party and was not included in Thrivent Financial’s investment portfolio.

Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.3 billion and $2.2 billion in the mortgage roll program outstanding as of December 31, 2004 and 2003, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

11

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. Substantially all of the separate accounts of Thrivent Financial are non-guaranteed.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

12

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of 1,378 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2004, 2003 and 2002 totaled $17 million, $20 million and ($8) million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2004 and 2003 of $49 million and $43 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

13

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

SAI-9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed maturity securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$(18)	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	(3)	1,222
Corporate and other bonds	17,512	1,102	(41)	18,573
Mortgage & asset-backed securities	4,694	66	(22)	4,738

Total fixed maturity securities	$29,686	$1,242	$(84)	$30,844

December 31, 2003

Loan-backed obligations of U.S. Government corporations and agencies	$6,335	$90	$(14)	$6,411
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	927	21	(4)	944
Corporate and other bonds	16,193	1,237	(53)	17,377
Mortgage & asset-backed securities	4,287	113	(29)	4,371

Total fixed maturity securities	$27,742	$1,461	$(100)	$29,103

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	$2,194	$(13)	$722	$(5)	$2,916	$(18)
U.S. Treasury securities and non- loan-backed obligations of U.S. Government corporations and agencies	437	(3)	81	—	518	(3)
Corporate and other bonds	1,445	(21)	1,017	(20)	2,462	(41)
Mortgage & asset-backed securities	1,578	(12)	591	(10)	2,169	(22)

Fixed maturity securities	$5,654	$(49)	$2,411	$(35)	$8,065	$(84)

As of December 31, 2004, gross unrealized losses on fixed maturity securities totaled $84 million comprising 350 issuers. Of this amount, $35 million, comprised of 106 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its fixed maturity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2004 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$898	$914
Due after one year through five years	5,977	6,228
Due after five years through ten years	8,396	8,899
Due after ten years	3,447	3,754
Loan-backed obligations of U.S. Government Corporations and agencies	6,274	6,311
Mortgage and asset-backed securities	4,694	4,738

Total fixed maturity securities	$29,686	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2004 and 2003 are summarized as follows (in millions):

	2004	2003
Cost	$822	$1,163
Gross unrealized gains	176	171
Gross unrealized losses	(8)	(18)

Fair Value	$990	$1,316

Included in the equities securities balances discussed above is approximately $42 million and $86 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2004 and 2003, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Equity securities	$58	$(6)	$16	$(2)	$74	$(8)

As of December 31, 2004, gross unrealized losses on equity securities totaled $8 million comprising 82 issuers. Of this amount, $2 million, comprised of 16 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its equity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2004 and 2003, were as follows (in millions):

	2004	2003
Commercial	$5,003	$4,892
Church	768	751
Non-commercial	269	209

	6,040	5,852

Allowance for credit losses	(30)	(35)

Total	$6,010	$5,817

Impaired mortgage loans:
With allowance for uncollectible loans	$23	$30
Without allowance for uncollectible loans	$—	$3
Allowance for credit losses on impaired mortgage loans	$1	$5
Average investment in impaired loans	$28	$47

The change in the allowance for credit losses for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

	2004	2003	2002
Allowance for credit losses, beginning of year	$35	$75	$82
Net reductions	(5)	(40)	(7)

Allowance for credit losses, end of year	$30	$35	$75

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $2 million, $3 million and $4 million during the years ended December 31, 2004, 2003 and 2002, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2004 and 2003 were as follows (in millions):

	2004	2003
Geographic Region
South Atlantic	26%	28%
Pacific	22	21
East North Central	14	14
West North Central	11	11
Mountain	10	11
Other	17	15

Total	100%	100%

Property Type
Industrial	30%	31%
Office	18	19
Retail	18	16
Hotels/Motels	1	2
Apartments	8	8
Other	25	24

Total	100%	100%

Investment income

Investment income by type of investment for the years ended December 31, 2004, 2003 and 2002 is summarized as follows (in millions):

	2004	2003	2002
Fixed maturity securities	$1,588	$1,533	$1,535
Equity securities	42	36	29
Mortgage loans	434	459	445
Contract loans	87	88	87
Other invested assets	72	80	111

	2,223	2,196	2,207
Investment expenses	29	52	46

Net investment income	$2,194	$2,144	$2,161

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses

Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002, were as follows (in millions):

	2004	2003	2002
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$304	$335	$204
Gross losses	(148)	(170)	(244)
Equity securities
Gross gains	166	87	99
Gross losses	(57)	(86)	(171)
Other	—	1	(3)

	265	167	(115)

Provisions for losses:
Fixed maturity securities	(1)	(56)	(132)
Equity securities	—	(62)	(84)
Mortgage loans	5	40	7

	4	(78)	(209)

Realized investment gains(losses), net	$269	$89	$(324)

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $11.6 billion, $4.5 billion and $5.1 billion for the years ended December 31, 2004, 2003 and 2002, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2004 and 2003 are shown below (in millions):

	2004	2003
Unrealized investment gains	$1,316	$1,518
Deferred acquisition cost adjustment	(233)	(331)
Deferred income tax adjustment	(4)	(3)
Minimum pension liability adjustment	(23)	(18)

Total	$1,056	$1,166

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2004, 2003 and 2002 are as follow (in millions):

	2004	2003	2002
Unrealized investment gains and losses arising during the period on securities available for sale	$62	$438	$481
Unrealized investment gains on fixed maturity securities transferred from held-to-maturity to available-for-sale	—	—	45
Reclassification adjustment for realized gains and losses included in net income	(264)	(48)	328
Change in deferred acquisition costs due to unrealized investment gains and losses	98	(29)	(236)
Change in deferred income taxes due to unrealized investment gains and losses	(1)	3	(3)
Minimum pension liability adjustment	(5)	(3)	(15)

Total other comprehensive income (loss)	$(110)	$361	$600

On January 1, 2002 Thrivent Financial transferred $1,757 million of its securities previously classified as ‘held-to-maturity’ to the available for sale category. The transfers were completed in conjunction with the January 1, 2002 merger of Lutheran Brotherhood with and into Aid Association for Lutherans, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Balance at beginning of year	$2,139	$2,025	$2,000
Capitalization of acquisition costs	241	265	219

Acquisition costs amortized	(225)	(151)	(194)

	2,155	2,139	2,025

Adjustment for unrealized investment gains and losses	(233)	(331)	(302)

Balance at end of year	$1,922	$1,808	$1,723

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2004 and 2003 are as follows (in millions):

	2004	2003
Buildings	$140	$136
Furniture and equipment	238	212
Other	17	13

	395	361
Accumulated depreciation	(233)	(190)

Property and equipment, net	$162	$171

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $44 million, $43 million and $39 million, respectively.

Note 5. Employee Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	Retirement Plans			Other Plans
	2004	2003	2002	2004	2003	2002
Service cost	$19	$19	$19	$3	$3	$4
Interest cost	35	36	34	6	5	5
Expected return on plan assets	(44)	(43)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	1	(1)	(1)	1
Other	—	—	(1)	1	—	—

Periodic cost	$9	$11	$10	$9	$7	$10

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2004 and 2003 were as follows (in millions):

	Retirement Plans		Other Plans
	2004	2003	2004	2003
Change in benefit obligation:
Benefit obligation at beginning of year	$576	$524	$96	$75
Service cost	19	19	3	3
Interest cost	35	36	6	5
Actuarial loss	9	22	23	20
Benefits paid	(28)	(25)	(8)	(7)

Benefit obligation at end of year	611	576	120	96

Change in plan assets:
Fair value of plan assets at beginning of year	445	402	—	—
Actual return on plan assets	60	63	—	—
Employer contribution	38	5	7	7
Benefits paid	(28)	(25)	(7)	(7)

Fair value of plan assets at end of year	515	445	—	—

Funded status	(96)	(131)	(120)	(96)
Unrecognized net losses	98	104	54	33
Unrecognized prior service cost	(7)	(7)	(8)	(9)

	(5)	(34)	(74)	(72)

Additional minimum pension liability	(23)	(18)	—	—

Accrued pension liability at end of year	$(28)	$(52)	$(74)	$(72)

Accumulated benefit obligation	$543	$497	$120	$96

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

	Retirement Plans		Other Benefits
	2004	2003	2004		2003
Weighted average assumptions at end of year
Discount rate	5.75%	6.25%	5.75%		6.25%
Expected return on plan assets	8.75%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.25%	3.75%	n/a	%	n/a	%

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2005 trending down to five percent in 2010. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2004 total service and interest cost by $2 million and the postretirement health care benefit obligation by $16 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial is currently reviewing its options under this legislation and its potential impact on its post-retirement benefit plan. Any adjustments to the accrued liability and expense for this change in prescription drug coverage will be recognized in 2005.

As of December 31, 2004 and 2003, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $23 million and $18 million at December 31, 2004 and 2003, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2005 - $35 million; 2006 - $33 million; 2007 - $35 million; 2008 - $36 million and 2009 - $37 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. Plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial as of December 31, 2003. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The weighted average asset allocations as of December 31, 2004 and 2003 were as follows:

	Pension Asset Allocation		Target Allocation
	2004	2003	2004	2003
Asset Category
Equity securities	61%	55%	60%	60%
Fixed income and other securities	39	45	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2005.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2004 and 2003, $135 million and $138 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2004, 2003 and 2002, Thrivent Financial contributed $24 million, $19 million and $17 million, respectively to these plans.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31, 2004, 2003 and 2002 is summarized below (in millions):

	2004	2003	2002
Net balance at January 1	$339	$302	$260

Incurred related to:
Current year	221	170	172
Prior years	42	15	11

	263	185	183

Paid related to:
Current year	70	69	69
Prior years	92	79	72

	162	148	141

Net balance at December 31	$440	$339	$302

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Different than anticipated claims resulted in adjustments to liabilities in each year.

During 2004, Thrivent Financial updated its experience assumptions on its long-term care block of business and as a result increased its claim reserve liabilities by approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Direct premiums	$1,247	$1,277	$1,331
Reinsurance ceded	(30)	(24)	(20)

Net premiums	$1,217	$1,253	$1,311

Direct contract charges	$575	$542	$535
Reinsurance ceded	(6)	(6)	(6)

Net contract charges	$569	$536	$529

Reinsurance recoveries	$6	$8	$7

Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2004 and 2003 were $83 million and $66 million, respectively.

Three reinsurance companies account for approximately 90% of the reinsurance recoverable at December 31, 2004. Thrivent Financial periodically evaluates the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2004 and 2003 are as follows (in millions):

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,844	$30,844	$29,103	$29,103
Equity securities	990	990	1,316	1,316
Mortgage loans	6,010	6,365	5,817	6,149
Short-term investments	2,949	2,949	991	991

Cash and cash equivalents	1,203	1,203	1,751	1,751
Contract loans	1,247	1,247	1,256	1,256
Separate account assets	10,404	10,404	9,203	9,203

Financial Liabilities:
Deferred annuities	13,448	13,341	12,522	12,425
Separate account liabilities	10,404	10,404	9,191	9,191
Other	1,906	1,906	1,665	1,665

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $354 million and $558 million as of December 31, 2004 and 2003, respectively. Commitments to purchase other invested assets were $120 million and $86 million as of December 31, 2004 and 2003, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Future minimum aggregate rental commitments as of December 31, 2004 for operating leases were as follows: 2005-$7 million; 2006 - $5 million; 2007 - $4 million; 2008 - $2 million and 2009 - $1 million.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner’s (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for Thrivent Financial is as follows (in millions):

	2004	2003
Admitted assets	$49,324	$45,297

Liabilities	46,264	42,448
Surplus	3,060	2,849

Total liabilities and surplus	$49,324	$45,297

	2004	2003	2002
Gain from operations before net realized capital gains and losses	$221	$85	$1
Net realized capital gains (losses)	106	(95)	(333)

Net income (loss)	327	(10)	(332)

Total other changes	(116)	215	(18)

Net change in unassigned surplus	$211	$205	$(350)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account A (the Account) (comprising, respectively, the Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account A at December 31, 2004, and the results of their operations and changes in their net assets for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 31, 2005

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at value	$9,719,718	$3,060,187	$8,810,985	$43,901,403

Total Assets	9,719,718	3,060,187	8,810,985	43,901,403
Total Liabilities	—	—	—	—

Net Assets	$9,719,718	$3,060,187	$8,810,985	$43,901,403

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$9,719,718	$3,060,187	$8,810,985	$43,901,403

Net Assets	$9,719,718	$3,060,187	$8,810,985	$43,901,403

Accumulation units outstanding	1,336,252	270,541	519,890	3,121,443
Unit Value (accumulation)	$7.27	$11.31	$16.95	$14.06

Series funds, at cost	$8,673,773	$2,452,358	$7,378,327	$31,100,533
Series funds shares owned	1,335,016	248,245	532,071	2,979,315

As of December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccount
Assets:
Series funds, at value	$348,240,677	$9,842,463	$3,070,848	$37,380,168

Total Assets	348,240,677	9,842,463	3,070,848	37,380,168
Total Liabilities	—	—	—	—

Net Assets	$348,240,677	$9,842,463	$3,070,848	$37,380,168

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$348,240,677	$9,842,463	$3,070,848	$37,380,168

Net Assets	$348,240,677	$9,842,463	$3,070,848	$37,380,168

Accumulation units outstanding	12,583,106	863,970	288,597	3,315,810
Unit Value (accumulation)	$27.68	$11.39	$10.64	$11.27

Series funds, at cost	$246,592,426	$8,414,279	$2,353,756	$29,175,255
Series funds shares owned	18,081,032	675,580	322,277	3,206,754

As of December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at value	$31,288,757	$72,188,782	$2,816,044	$22,704,251

Total Assets	31,288,757	72,188,782	2,816,044	22,704,251
Total Liabilities	—	—	—	—

Net Assets	$31,288,757	$72,188,782	$2,816,044	$22,704,251

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$31,288,757	$72,188,782	$2,816,044	$22,704,251

Net Assets	$31,288,757	$72,188,782	$2,816,044	$22,704,251

Accumulation units outstanding	2,411,970	4,838,621	314,771	2,107,001
Unit Value (accumulation)	$12.97	$14.92	$8.95	$10.78

Series funds, at cost	$23,995,640	$62,200,098	$2,287,807	$19,643,218
Series funds shares owned	2,346,082	5,955,924	316,726	1,538,124

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Assets:
Series funds, at value	$2,125,358	$7,022,981	$35,156,669	$95,282,712

Total Assets	2,125,358	7,022,981	35,156,669	95,282,712
Total Liabilities	—	—	—	—

Net Assets	$2,125,358	$7,022,981	$35,156,669	$95,282,712

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$2,125,358	$7,022,981	$35,156,669	$95,282,712

Net Assets	$2,125,358	$7,022,981	$35,156,669	$95,282,712

Accumulation units outstanding	207,915	608,169	2,495,511	10,718,023
Unit Value (accumulation)	$10.22	$11.55	$14.09	$8.89

Series funds, at cost	$1,849,646	$5,875,171	$26,810,716	$88,563,747
Series funds shares owned	217,572	626,683	3,157,227	10,265,100

As of December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Assets:
Series funds, at value	$586,398,307	$21,324,675	$571,932,950	$8,249,375

Total Assets	586,398,307	21,324,675	571,932,950	8,249,375
Total Liabilities	—	—	—	—

Net Assets	$586,398,307	$21,324,675	$571,932,950	$8,249,375

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$586,398,307	$21,324,675	$571,932,950	$8,249,375

Net Assets	$586,398,307	$21,324,675	$571,932,950	$8,249,375

Accumulation units outstanding	25,766,932	1,238,820	28,686,337	674,294
Unit Value (accumulation)	$22.76	$17.21	$19.94	$12.23

Series funds, at cost	$528,923,145	$16,257,995	$544,285,424	$7,943,368
Series funds shares owned	27,109,038	1,251,404	37,423,554	1,580,128

As of December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Assets:
Series funds, at value	$29,665,893	$12,882,745	$116,594,800	$28,198,446

Total Assets	29,665,893	12,882,745	116,594,800	28,198,446
Total Liabilities	—	—	—	—

Net Assets	$29,665,893	$12,882,745	$116,594,800	$28,198,446

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$29,665,893	$12,882,745	$116,594,800	$28,198,446

Net Assets	$29,665,893	$12,882,745	$116,594,800	$28,198,446

Accumulation units outstanding	2,571,898	1,124,733	7,188,287	2,629,044
Unit Value (accumulation)	$11.54	$11.45	$16.22	$10.73

Series funds, at cost	$30,650,554	$12,645,352	$114,133,938	$28,386,211
Series funds shares owned	4,363,466	1,259,643	11,086,739	2,793,751

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at value	$5,415,872	$21,548,600

Total Assets	5,415,872	21,548,600
Total Liabilities	—	—

Net Assets	$5,415,872	$21,548,600

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$5,415,872	$21,548,600
Net Assets	$5,415,872	$21,548,600

Accumulation units outstanding	522,043	21,681,052
Unit Value (accumulation)	$10.37	$0.99

Series funds, at cost	$5,400,350	$21,548,600
Series funds shares owned	542,352	21,548,600

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$26	$1,031
Mortality & expense risk charges	(117,510)	(33,195)	(69,835)	(488,086)

Net investment income(loss)	(117,510)	(33,195)	(69,809)	(487,055)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	61,009	58,401	95,880	622,882
Capital gain distributions	—	—	51,924	504,813
Change in unrealized appreciation(depreciation) of investments	319,765	226,095	1,127,583	6,471,706

Net gain(loss) on investments	380,774	284,496	1,275,387	7,599,401

Net increase(decrease) in net assets resulting from operations	$263,264	$251,301	$1,205,578	$7,112,346

For the year ended December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Dividends	$1,249,613	$—	$—	$—
Mortality & expense risk charges	(4,055,181)	(90,223)	(34,957)	(422,685)

Net investment income(loss)	(2,805,568)	(90,223)	(34,957)	(422,685)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	6,821,020	41,064	68,166	356,815
Capital gain distributions	—	—	—	312,560
Change in unrealized appreciation(depreciation) of investments	57,264,729	953,620	346,920	4,820,335

Net gain(loss) on investments	64,085,749	994,684	415,086	5,489,710

Net increase(decrease) in net assets resulting from operations	$61,280,181	$904,461	$380,129	$5,067,025

For the year ended December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Dividends	$108	$41,786	$1,514	$59,186
Mortality & expense risk charges	(338,094)	(531,166)	(29,310)	(194,378)

Net investment income(loss)	(337,986)	(489,380)	(27,796)	(135,192)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	241,902	23,978	30,637	43,699
Capital gain distributions	13,564	—	—	—
Change in unrealized appreciation(depreciation) of investments	3,872,329	9,775,900	291,325	1,451,193

Net gain(loss) on investments	4,127,795	9,799,878	321,962	1,494,892

Net increase(decrease) in net assets resulting from operations	$3,789,809	$9,310,498	$294,166	$1,359,700

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Dividends	$2	$42	$29	$230
Mortality & expense risk charges	(21,485)	(66,380)	(363,933)	(1,095,601)

Net investment income(loss)	(21,483)	(66,338)	(363,904)	(1,095,371)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	19,164	46,188	223,829	(6,940)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation(depreciation) of investments	127,893	554,082	3,905,772	7,370,465

Net gain(loss) on investments	147,057	600,270	4,129,601	7,363,525

Net increase(decrease) in net assets resulting from operations	$125,574	$533,932	$3,765,697	$6,268,154

For the year ended December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Dividends	$6,727,737	$—	$13,471,424	$421,956
Mortality & expense risk charges	(7,264,909)	(159,408)	(7,349,999)	(64,654)

Net investment income(loss)	(537,172)	(159,408)	6,121,425	357,302

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	1,767,239	52,086	(437,815)	7,169
Capital gain distributions	—	36,371	—	—
Change in unrealized appreciation(depreciation) of investments	48,989,152	4,435,898	31,487,916	134,751

Net gain(loss) on investments	50,756,391	4,524,355	31,050,101	141,920

Net increase(decrease) in net assets resulting from operations	$50,219,219	$4,364,947	$37,171,526	$499,222

For the year ended December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Dividends	$1,957,120	$439,681	$5,052,220	$641,419
Mortality & expense risk charges	(358,412)	(125,976)	(1,548,478)	(281,765)

Net investment income(loss)	1,598,708	313,705	3,503,742	359,654
Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(179,209)	15,948	374,927	(4,301)
Capital gain distributions	—	—	464,593	28,109
Change in unrealized appreciation(depreciation) of investments	482,474	39,691	(1,270,394)	(229,338)

Net gain(loss) on investments	303,265	55,639	(430,874)	(205,530)

Net increase(decrease) in net assets resulting from operations	$1,901,973	$369,344	$3,072,868	$154,124

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$167,397	$229,741
Mortality & expense risk charges	(52,281)	(306,258)

Net investment income(loss)	115,116	(76,517)

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	2,555	—
Capital gain distributions	2,594	—
Change in unrealized appreciation(depreciation) of investments	6,878	—

Net gain(loss) on investments	12,027	—

Net increase(decrease) in net assets resulting from operations	$127,143	$(76,517)

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(117,510)	$(84,339)	$(33,195)	$(12,902)
Net realized gains(loss) on investments	61,009	(310,503)	58,401	26,998
Change in net unrealized appreciation(depreciation) on investments	319,765	3,047,135	226,095	382,210

Net Change in Net Assets Resulting from Operations	263,264	2,652,293	251,301	396,306

Unit Transactions:
Proceeds from units issued	775,045	1,032,653	356,695	310,070
Death benefits	(20,387)	(14,661)	(188)	(2,287)
Surrenders and terminations	(512,300)	(498,197)	(206,380)	(30,076)
Transfers between subaccounts	(29,915)	1,454,569	535,732	1,000,791

Net Change in Net Assets from Unit Transactions	212,443	1,974,364	685,859	1,278,498

Net Change in Net Assets	475,707	4,626,657	937,160	1,674,804
Net Assets Beginning of Period	9,244,011	4,617,354	2,123,027	448,223

Net Assets End of Period	$9,719,718	$9,244,011	$3,060,187	$2,123,027

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(69,809)	$(9,376)	$(487,055)	$(355,773)
Net realized gains(loss) on investments	147,804	85,645	1,127,695	(92,595)
Change in net unrealized appreciation(depreciation) on investments	1,127,583	305,076	6,471,706	10,274,994

Net Change in Net Assets Resulting from Operations	1,205,578	381,345	7,112,346	9,826,626

Unit Transactions:
Proceeds from units issued	1,152,389	585,704	2,313,318	3,297,348
Death benefits	(11,825)	(4,179)	(283,046)	(148,585)
Surrenders and terminations	(412,730)	(29,048)	(2,089,013)	(1,405,711)
Transfers between subaccounts	4,034,103	1,909,648	(171,917)	1,845,679

Net Change in Net Assets from Unit Transactions	4,761,937	2,462,125	(230,658)	3,588,731

Net Change in Net Assets	5,967,515	2,843,470	6,881,688	13,415,357
Net Assets Beginning of Period	2,843,470	—	37,019,715	23,604,358

Net Assets End of Period	$8,810,985	$2,843,470	$43,901,403	$37,019,715

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(2,805,568)	$(2,286,675)	$(90,223)	$(20,940)
Net realized gains(loss) on investments	6,821,020	(1,925,149)	41,064	(3,344)
Change in net unrealized appreciation(depreciation) on investments	57,264,729	90,618,595	953,620	500,669

Net Change in Net Assets Resulting from Operations	61,280,181	86,406,771	904,461	476,385

Unit Transactions:
Proceeds from units issued	10,631,222	9,712,573	975,918	792,328
Death benefits	(1,657,955)	(1,729,275)	(11,972)	(3,364)
Surrenders and terminations	(19,514,806)	(15,666,905)	(393,342)	(27,926)
Transfers between subaccounts	(20,162,496)	(11,300,575)	4,466,402	2,201,760

Net Change in Net Assets from Unit Transactions	(30,704,035)	(18,984,182)	5,037,006	2,962,798

Net Change in Net Assets	30,576,146	67,422,589	5,941,467	3,439,183
Net Assets Beginning of Period	317,664,531	250,241,942	3,900,996	461,813

Net Assets End of Period	$348,240,677	$317,664,531	$9,842,463	$3,900,996

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompaying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Mid Cap Stock Subaccont
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(34,957)	$(15,780)	$(422,685)	$(264,947)
Net realized gains(loss) on investments	68,166	13,980	669,375	(161,560)
Change in net unrealized appreciation(depreciation) on investments	346,920	390,982	4,820,335	7,815,698

Net Change in Net Assets Resulting from Operations	380,129	389,182	5,067,025	7,389,191

Unit Transactions:
Proceeds from units issued	124,811	357,562	2,099,602	2,812,963
Death benefits	—	—	(210,533)	(125,153)
Surrenders and terminations	(189,640)	(70,572)	(1,625,290)	(1,263,777)
Transfers between subaccounts	402,353	1,181,782	(495,499)	962,526

Net Change in Net Assets from Unit Transactions	337,524	1,468,772	(231,720)	2,386,559

Net Change in Net Assets	717,653	1,857,954	4,835,305	9,775,750
Net Assets Beginning of Period	2,353,195	495,241	32,544,863	22,769,113

Net Assets End of Period	$3,070,848	$2,353,195	$37,380,168	$32,544,863

	Mid Cap Index Subaccount		Partner International Stock Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(337,986)	$(88,697)	$(489,380)	$(6,272)
Net realized gains(loss) on investments	255,466	77,704	23,978	5,606
Change in net unrealized appreciation(depreciation) on investments	3,872,329	5,237,643	9,775,900	212,785

Net Change in Net Assets Resulting from Operations	3,789,809	5,226,650	9,310,498	212,119

Unit Transactions:
Proceeds from units issued	2,646,706	2,664,111	3,117,649	370,853
Death benefits	(244,375)	(152,881)	(295,983)	—
Surrenders and terminations	(1,264,433)	(799,934)	(2,327,605)	(40,119)
Transfers between subaccounts	3,088,871	3,022,314	60,454,953	1,386,417

Net Change in Net Assets from Unit Transactions	4,226,769	4,733,610	60,949,014	1,717,151

Net Change in Net Assets	8,016,578	9,960,260	70,259,512	1,929,270
Net Assets Beginning of Period	23,272,179	13,311,919	1,929,270	—

Net Assets End of Period	$31,288,757	$23,272,179	$72,188,782	$1,929,270

	Partner All Cap Subaccount		Large Cap Growth Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(27,796)	$(14,319)	$(135,192)	$(65,997)
Net realized gains(loss) on investments	30,637	(2,698)	43,699	47,895
Change in net unrealized appreciation(depreciation) on investments	291,325	335,052	1,451,193	1,644,769

Net Change in Net Assets Resulting from Operations	294,166	318,035	1,359,700	1,626,667

Unit Transactions:
Proceeds from units issued	170,417	224,337	2,398,303	1,055,397
Death benefits	(11,123)	—	(39,808)	(4,126)
Surrenders and terminations	(132,822)	(55,570)	(795,085)	(423,320)
Transfers between subaccounts	470,997	685,331	9,707,096	7,281,580

Net Change in Net Assets from Unit Transactions	497,469	854,098	11,270,506	7,909,531

Net Change in Net Assets	791,635	1,172,133	12,630,206	9,536,198
Net Assets Beginning of Period	2,024,409	852,276	10,074,045	537,847

Net Assets End of Period	$2,816,044	$2,024,409	$22,704,251	$10,074,045

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Large Cap Growth II Subaccount		Partner Growth Stock Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(21,483)	$(9,365)	$(66,338)	$(20,030)
Net realized gains(loss) on investments	19,164	9,448	46,188	14,675
Change in net unrealized appreciation(depreciation) on investments	127,893	167,260	554,082	606,833

Net Change in Net Assets Resulting from Operations	125,574	167,343	533,932	601,478

Unit Transactions:
Proceeds from units issued	172,665	357,612	667,152	764,189
Death benefits	—	—	(182)	(8,737)
Surrenders and terminations	(72,769)	(104,589)	(384,914)	(127,125)
Transfers between subaccounts	590,731	556,035	2,460,192	1,573,451

Net Change in Net Assets from Unit Transactions	690,627	809,058	2,742,248	2,201,778

Net Change in Net Assets	816,201	976,401	3,276,180	2,803,256
Net Assets Beginning of Period	1,309,157	332,756	3,746,801	943,545

Net Assets End of Period	$2,125,358	$1,309,157	$7,022,981	$3,746,801

	Large Cap Value Subaccount		Large Cap Stock Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(363,904)	$49,769	$(1,095,371)	$(446,314)
Net realized gains(loss) on investments	223,829	76,739	(6,940)	(179,228)
Change in net unrealized appreciation(depreciation) on investments	3,905,772	4,440,182	7,370,465	12,977,197

Net Change in Net Assets Resulting from Operations	3,765,697	4,566,690	6,268,154	12,351,655

Unit Transactions:
Proceeds from units issued	2,713,794	1,570,275	6,800,477	11,213,833
Death benefits	(244,442)	(140,646)	(725,664)	(388,834)
Surrenders and terminations	(1,773,729)	(638,814)	(4,876,003)	(3,189,039)
Transfers between subaccounts	5,916,151	19,421,693	6,246,194	8,054,031

Net Change in Net Assets from Unit Transactions	6,611,774	20,212,508	7,445,004	15,689,991

Net Change in Net Assets	10,377,471	24,779,198	13,713,158	28,041,646
Net Assets Beginning of Period	24,779,198	—	81,569,554	53,527,908

Net Assets End of Period	$35,156,669	$24,779,198	$95,282,712	$81,569,554

	Large Cap Index Subaccount		Real Estate Securities Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$(537,172)	$679,259	$(159,408)	$98,503
Net realized gains(loss) on investments	1,767,239	(6,990,727)	88,457	55,453
Change in net unrealized appreciation(depreciation) on investments	48,989,152	132,518,386	4,435,898	630,782

Net Change in Net Assets Resulting from Operations	50,219,219	126,206,918	4,364,947	784,738

Unit Transactions:
Proceeds from units issued	21,489,302	22,183,472	2,581,958	1,434,599
Death benefits	(3,682,246)	(4,305,006)	(148,177)	(3,974)
Surrenders and terminations	(41,286,476)	(29,749,867)	(544,062)	(88,064)
Transfers between subaccounts	(32,477,326)	(19,363,740)	8,224,268	4,718,442

Net Change in Net Assets from Unit Transactions	(55,956,746)	(31,235,141)	10,113,987	6,061,003

Net Change in Net Assets	(5,737,527)	94,971,777	14,478,934	6,845,741
Net Assets Beginning of Period	592,135,834	497,164,057	6,845,741	—

Net Assets End of Period	$586,398,307	$592,135,834	$21,324,675	$6,845,741

[1]	Certain subaccounts commenced operations during 2003 disclosed in the accompaying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Balanced Subaccount		High Yield Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$6,121,425	$10,946,179	$357,302	$99,148
Net realized gains(loss) on investments	(437,815)	(8,052,564)	7,169	6,810
Change in net unrealized appreciation(depreciation) on investments	31,487,916	82,904,931	134,751	181,905

Net Change in Net Assets Resulting from Operations	37,171,526	85,798,546	499,222	287,863

Unit Transactions:
Proceeds from units issued	17,057,972	18,932,642	1,054,078	756,780
Death benefits	(7,645,847)	(6,984,571)	(3,957)	(1,187)
Surrenders and terminations	(48,987,129)	(44,668,683)	(295,520)	(99,335)
Transfers between subaccounts	(38,669,363)	(28,318,876)	4,139,106	1,593,327

Net Change in Net Assets from Unit Transactions	(78,244,367)	(61,039,488)	4,893,707	2,249,585

Net Change in Net Assets	(41,072,841)	24,759,058	5,392,929	2,537,448
Net Assets Beginning of Period	613,005,791	588,246,733	2,856,446	318,998

Net Assets End of Period	$571,932,950	$613,005,791	$8,249,375	$2,856,446

	High Yield II Subaccount		Income Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$1,598,708	$1,531,731	$313,705	$169,925
Net realized gains(loss) on investments	(179,209)	(315,487)	15,948	15,735
Change in net unrealized appreciation(depreciation) on investments	482,474	3,702,161	39,691	158,983

Net Change in Net Assets Resulting from Operations	1,901,973	4,918,405	369,344	344,643

Unit Transactions:
Proceeds from units issued	2,000,926	2,634,395	1,486,643	1,875,332
Death benefits	(320,783)	(125,561)	(95,576)	(9,338)
Surrenders and terminations	(2,170,576)	(1,431,902)	(869,907)	(344,526)
Transfers between subaccounts	970,725	1,853,026	4,583,906	2,911,740

Net Change in Net Assets from Unit Transactions	480,292	2,929,958	5,105,066	4,433,208

Net Change in Net Assets	2,382,265	7,848,363	5,474,410	4,777,851
Net Assets Beginning of Period	27,283,628	19,435,265	7,408,335	2,630,484

Net Assets End of Period	$29,665,893	$27,283,628	$12,882,745	$7,408,335

	Bond Index Subaccount		Limited Maturity Bond Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$3,503,742	$4,327,671	$359,654	$181,043
Net realized gains(loss) on investments	839,520	831,336	23,808	137,848
Change in net unrealized appreciation(depreciation) on investments	(1,270,394)	(1,988,911)	(229,338)	(1,796)

Net Change in Net Assets Resulting from Operations	3,072,868	3,170,096	154,124	317,095

Unit Transactions:
Proceeds from units issued	4,943,335	9,473,764	3,349,707	3,592,853
Death benefits	(1,115,140)	(1,946,981)	(132,062)	(44,492)
Surrenders and terminations	(10,443,850)	(10,731,609)	(1,439,784)	(655,310)
Transfers between subaccounts	(10,933,748)	(14,539,783)	11,579,838	6,698,119

Net Change in Net Assets from Unit Transactions	(17,549,403)	(17,744,609)	13,357,699	9,591,170

Net Change in Net Assets	(14,476,535)	(14,574,513)	13,511,823	9,908,265
Net Assets Beginning of Period	131,071,335	145,645,848	14,686,623	4,778,358

Net Assets End of Period	$116,594,800	$131,071,335	$28,198,446	$14,686,623

[1]	Certain subaccounts commenced operations during 2003 disclosed in the accompaying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Mortgage Securities Subaccount		Money Market Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$115,116	$17,524	$(76,517)	$(119,650)
Net realized gains(loss) on investments	5,149	(198)	—	—
Change in net unrealized appreciation(depreciation) on investments	6,878	8,644	—	—

Net Change in Net Assets Resulting from Operations	127,143	25,970	(76,517)	(119,650)

Unit Transactions:
Proceeds from units issued	943,974	1,041,313	3,127,024	4,356,723
Death benefits	(44,475)	(2,979)	(213,593)	(137,673)
Surrenders and terminations	(382,816)	(19,537)	(5,184,131)	(5,489,924)
Transfers between subaccounts	2,152,089	1,575,190	(6,357,614)	31,643,955

Net Change in Net Assets from Unit Transactions	2,668,772	2,593,987	(8,628,314)	30,373,081

Net Change in Net Assets	2,795,915	2,619,957	(8,704,831)	30,253,431

Net Assets Beginning of Period	2,619,957	—	30,253,431	—

Net Assets End of Period	$5,415,872	$2,619,957	$21,548,600	$30,253,431

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account A

Notes to Financial Statements

As of December 31, 2004

(1) ORGANIZATION

The Thrivent Variable Annuity Account A ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has twenty-six subaccounts, each of which invests in a a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds); as follows:

Subaccount	Series
Technology	Thrivent Series Fund, Inc. - Technology Portfolio
Partner Small Cap Growth (h)	Thrivent Series Fund, Inc. - Partner Small Cap Growth Portfolio
Partner Small Cap Value (c)	Thrivent Series Fund, Inc. - Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Growth (h)	Thrivent Series Fund, Inc. - Mid Cap Growth Portfolio (b)
Mid Cap Growth II (h)	Thrivent Series Fund, Inc. - Mid Cap Growth II Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. - Mid Cap Index Portfolio
Partner International Stock (c)	Thrivent Series Fund, Inc. - Partner International Stock Portfolio (a)
Partner All Cap (h)	Thrivent Series Fund, Inc. - Partner All Cap Portfolio
Large Cap Growth (h)	Thrivent Series Fund, Inc. - Large Cap Growth Portfolio (e)
Large Cap Growth II (h)	Thrivent Series Fund, Inc. - Large Cap Growth II Portfolio
Partner Growth Stock (h)	Thrivent Series Fund, Inc. - Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. - Large Cap Value Portfolio (f)
Large Cap Stock	Thrivent Series Fund, Inc. - Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. - Large Cap Index Portfolio
Real Estate Securities (c)	Thrivent Series Fund, Inc. - Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. - Balanced Portfolio
High Yield (h)	Thrivent Series Fund, Inc. - High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc. - High Yield II Portfolio
Income (h)	Thrivent Series Fund, Inc. - Income Portfolio
Bond Index	Thrivent Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond (h)	Thrivent Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities (c)	Thrivent Series Fund, Inc. - Mortgage Securities Portfolio
Money Market (d)	Thrivent Series Fund, Inc. - Money Market Portfolio (g)

(a)	AAL Series Fund. - International Portfolio merged into the Thrivent Series Fund Inc. - Partner International Portfolio as of April 30, 2004.

(b)	LB Series Fund. - Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc. - Mid Cap Growth Portfolio as of April 30, 2004.

(c)	Since Inception, April 30, 2003

(d)	Since Inception, April 25, 2003

(e)	AAL Series Fund. - Aggressive Growth Portfolio merged into the Thrivent Series Fund Inc. - Large Cap Growth Portfolio as of April 25, 2003.

(f)	AAL Series Fund. - Equity Income Portfolio merged into the Thrivent Series Fund Inc. - Large Cap Value Portfolio as of April 25, 2003.

(g)	AAL Series Fund. - Money Market Portfolio merged into the Thrivent Series Fund Inc. - Money Market Portfolio as of April 25, 2003.

(h)	Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Reclassification

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of any withdrawals and withdrawal charges from the contract is $1,500 or more at the time the deduction would be made. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2004, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Index	0.35%
Small Cap Stock	0.70%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Company Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Technology	Partner Small Cap Growth	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth
Units outstanding at December 31, 2002	982,725	61,878	—	2,775,303	14,881,978	59,845
Units issued	693,816	176,474	205,811	739,843	720,646	332,086
Units redeemed	(360,626)	(32,021)	(3,244)	(371,506)	(1,762,365)	(15,349)

Units outstanding at December 31, 2003	1,315,915	206,331	202,567	3,143,640	13,840,259	376,582
Units issued	333,413	128,234	415,368	387,509	501,771	598,001
Units redeemed	(313,076)	(64,024)	(98,045)	(409,706)	(1,758,924)	(110,613)

Units outstanding at December 31, 2004	1,336,252	270,541	519,890	3,121,443	12,583,106	863,970

	Mid Cap Growth II	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth
Units outstanding at December 31, 2002	72,572	3,055,015	1,561,441	—	130,412	68,400
Units issued	202,237	689,181	746,280	158,855	149,003	1,023,181
Units redeemed	(20,576)	(401,837)	(256,956)	(11,167)	(25,474)	(97,450)

Units outstanding at December 31, 2003	254,233	3,342,359	2,050,765	147,688	253,941	994,131
Units issued	86,671	425,492	591,327	4,939,322	103,195	1,256,662
Units redeemed	(52,307)	(452,041)	(230,122)	(248,389)	(42,365)	(143,792)

Units outstanding at December 31, 2004	288,597	3,315,810	2,411,970	4,838,621	314,771	2,107,001

	Large Cap Growth II	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities
Units outstanding at December 31, 2002	41,917	114,820	—	7,731,365	30,203,045	—
Units issued	113,560	262,086	2,107,146	2,876,240	1,535,287	546,291
Units redeemed	(19,442)	(24,605)	(124,780)	(776,822)	(3,331,004)	(15,358)

Units outstanding at December 31, 2003	136,035	352,301	1,982,366	9,830,783	28,407,328	530,933
Units issued	100,512	323,137	753,882	1,839,612	1,167,538	824,019
Units redeemed	(28,632)	(67,269)	(240,737)	(952,372)	(3,807,934)	(116,132)

Units outstanding at December 31, 2004	207,915	608,169	2,495,511	10,718,023	25,766,932	1,238,820

	Balanced	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond
Units outstanding at December 31, 2002	36,447,809	35,851	2,226,753	254,565	9,425,931	462,542
Units issued	1,439,739	238,939	650,754	510,510	1,205,066	1,121,495
Units redeemed	(5,067,847)	(20,827)	(354,299)	(96,072)	(2,338,605)	(206,195)

Units outstanding at December 31, 2003	32,819,701	253,963	2,523,208	669,003	8,292,392	1,377,842
Units issued	964,628	465,440	472,463	592,726	547,404	1,513,497
Units redeemed	(5,097,992)	(45,109)	(423,773)	(136,996)	(1,651,509)	(262,295)

Units outstanding at December 31, 2004	28,686,337	674,294	2,571,898	1,124,733	7,188,287	2,629,044

	Mortgage Securities	Money Market
Units outstanding at December 31, 2002	—	—
Units issued	268,350	52,774,579
Units redeemed	(8,938)	(22,421,403)

Units outstanding at December 31, 2003	259,412	30,353,176
Units issued	348,197	7,625,087
Units redeemed	(85,566)	(16,297,211)

Units outstanding at December 31, 2004	522,043	21,681,052

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Subaccount
Technology	$1,872,884	$1,777,951
Partner Small Cap Growth	1,150,121	497,457
Partner Small Cap Value	5,893,468	1,149,416
Small Cap Stock	2,893,948	3,106,849
Small Cap Index	1,888,894	35,398,497
Mid Cap Growth	5,553,923	607,141
Mid Cap Growth II	736,258	433,691
Mid Cap Stock	2,553,146	2,894,992
Mid Cap Index	5,383,494	1,481,146
Partner International Stock	61,162,936	703,301
Partner All Cap	753,613	283,939
Large Cap Growth	11,585,190	449,876
Large Cap Growth II	898,676	229,533
Partner Growth Stock	3,101,471	425,562
Large Cap Value	7,434,377	1,186,505
Large Cap Stock	9,809,811	3,460,177
Large Cap Index	7,797,966	64,291,883
Real Estate Securities	10,678,643	687,694
Balanced	13,795,613	85,918,555
High Yield	5,460,677	209,668
High Yield II	5,337,887	3,258,886
Income	6,209,363	790,593
Bond Index	7,204,154	20,785,222
Limited Maturity Bond	14,840,168	1,094,706
Mortgage Securities	3,385,335	598,853
Money Market	4,300,459	13,005,290

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the four years in the period ended December 31, 2004, except as indicated in Note 1, follows:

Subaccount	2004	2003	2002		2001
Technology
Units	1,336,252	1,315,915	982,725		529,594
Unit value	$7.27	$7.02	$4.70		$8.16
Net assets	$9,719,718	$9,244,011	$4,617,354		$4,322,593
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%		1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%		0.00%
Total Return (c)	3.55%	49.48%	(42.43	) %	(18.36	) %

Partner Small Cap Growth
Units	270,541	206,331	61,878
Unit value	$11.31	$10.29	$7.24
Net assets	$3,060,187	$2,123,027	$448,223
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	9.93%	42.05%	(27.56	) %

Partner Small Cap Value
Units	519,890	202,567
Unit value	$16.95	$14.04
Net assets	$8,810,985	$2,843,470
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.09%
Total Return (c)	20.73%	40.37%

Small Cap Stock
Units	3,121,443	3,143,640	2,775,303		1,548,793
Unit value	$14.06	$11.78	$8.51		$10.82
Net assets	$43,901,403	$37,019,715	$23,604,358		$16,759,563
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%		1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%		0.14%
Total Return (c)	19.43%	38.45%	(21.40	) %	8.22%

Small Cap Index
Units	12,583,106	13,840,259	14,881,978		15,537,535
Unit value	$27.68	$22.95	$16.82		$20.01
Net assets	$348,240,677	$317,664,531	$250,241,942		$310,784,907
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%		1.25%
Investment income ratio (b)	0.39%	0.41%	0.01%		0.39%
Total Return (c)	20.58%	36.44%	(15.93	) %	5.05%

Mid Cap Growth
Units	863,970	376,582	59,845
Unit value	$11.39	$10.36	$7.72
Net assets	$9,842,463	$3,900,996	$461,813
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	9.97%	34.24%	(22.83)%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES

Subaccount	2004	2003	2002		2001
Mid Cap Growth II
Units	288,597	254,233	72,572
Unit value	$10.64	$9.26	$6.82
Net assets	$3,070,848	$2,353,195	$495,241
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	14.96%	35.64%	(31.76	) %

Mid Cap Stock
Units	3,315,810	3,342,359	3,055,015		1,764,017
Unit value	$11.27	$9.74	$7.45		$8.93
Net assets	$37,380,168	$32,544,863	$22,769,113		$15,746,419
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%		1.25%
Investment income ratio (b)	0.00%	0.25%	0.31%		0.40%
Total Return (c)	15.78%	30.63%	(16.51	) %	(10.72	) %

Mid Cap Index
Units	2,411,970	2,050,765	1,561,441		608,225
Unit value	$12.97	$11.35	$8.53		$10.11
Net assets	$31,288,757	$23,272,179	$13,311,919		$6,153,201
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%		1.25%
Investment income ratio (b)	0.00%	0.73%	0.56%		0.69%
Total Return (c)	14.31%	33.13%	(15.71	) %	1.13%

Partner International Stock
Units	4,838,621	147,688
Unit value	$14.92	$13.06
Net assets	$72,188,782	$1,929,270
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.10%	0.00%
Total Return (c)	14.21%	30.63%

Partner All Cap
Units	314,771	253,941	130,412
Unit value	$8.95	$7.97	$6.54
Net assets	$2,816,044	$2,024,409	$852,276
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.06%	0.21%	0.00%
Total Return (c)	12.22%	21.98%	(34.65	) %

Large Cap Growth
Units	2,107,001	994,131	68,400
Unit value	$10.78	$10.13	$7.86
Net assets	$22,704,251	$10,074,045	$537,847
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.38%	0.08%	0.00%
Total Return (c)	6.34%	28.87%	(21.37	) %

Large Cap Growth II
Units	207,915	136,035	41,917
Unit value	$10.22	$9.62	$7.94
Net assets	$2,125,358	$1,309,157	$332,756
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.12%	0.21%
Total Return (c)	6.22%	21.23%	(20.61	) %

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002	2001
Partner Growth Stock
Units	608,169	352,301	114,820
Unit value	$11.55	$10.64	$8.22
Net assets	$7,022,981	$3,746,801	$943,545
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.29%	0.41%
Total Return (c)	8.58%	29.42%	(17.82)%

Large Cap Value
Units	2,495,511	1,982,366
Unit value	$14.09	$12.50
Net assets	$35,156,669	$24,779,198
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	1.10%
Total Return (c)	12.71%	25.00%

Large Cap Stock
Units	10,718,023	9,830,782	7,731,365	4,651,027
Unit value	$8.89	$8.30	$6.92	$9.04
Net assets	$95,282,712	$81,569,554	$53,527,908	$42,072,455
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.58%	0.57%	0.53%
Total Return (c)	7.14%	19.85%	(23.46)%	(9.55)%

Large Cap Index
Units	25,766,932	28,407,328	30,203,045	33,151,014
Unit value	$22.76	$20.84	$16.46	$21.43
Net assets	$586,398,307	$592,135,834	$497,164,057	$710,357,827
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.17%	1.39%	0.01%	0.97%
Total Return (c)	9.18%	26.62%	(23.18)%	(13.25)%

Real Estate
Units	1,238,820	530,932
Unit value	$17.21	12.89
Net assets	$21,324,675	$6,845,741
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	3.70%
Total Return (c)	33.50%	28.94%

Balanced
Units	28,686,337	32,819,701	36,447,809	40,444,678
Unit value	$19.94	$18.68	$16.14	$18.01
Net assets	$571,932,950	$613,005,791	$588,246,733	$728,372,323
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.30%	3.12%	0.00%	3.06%
Total Return (c)	6.74%	15.72%	(10.38)%	(4.69)%

High Yield
Units	674,294	253,963	35,851
Unit value	$12.23	$11.25	$8.90
Net assets	$8,249,375	$2,856,446	$318,998
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	8.17%	8.48%	7.80%
Total Return (c)	8.77%	26.41%	(11.02)%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004		2003		2002	2001
High Yield II
Units	2,571,898		2,523,208		2,226,753	2,031,203
Unit value	$11.54		$10.81		$8.73	$8.81
Net assets	$29,665,893		$27,283,628		$19,435,265	$17,880,036
Ratio of expenses to net assets (a)	1.25%		1.25%		1.25%	1.25%
Investment income ratio (b)	6.85%		7.81%		6.63%	9.13%
Total Return (c)	6.67%		23.86%		(0.85)%	0.14%

Income
Units	1,124,733		669,003		254,565
Unit value	$11.45		$11.07		$10.33
Net assets	$12,882,745		$7,408,335		$2,630,484
Ratio of expenses to net assets (a)	1.25%		1.25%		1.25%
Investment income ratio (b)	4.37%		4.42%		3.21%
Total Return (c)	3.43%		7.17%		3.33%

Bond Index
Units	7,188,287		8,292,392		9,425,931	6,769,804
Unit value	$16.22		$15.81		$15.45	$14.26
Net assets	$116,594,800		$131,071,335		$145,645,848	$96,573,661
Ratio of expenses to net assets (a)	1.25%		1.25%		1.25%	1.25%
Investment income ratio (b)	4.10%		4.25%		5.24%	6.03%
Total Return (c)	2.62%		2.30%		8.32%	7.11%

Limited Maturity Bond
Units	2,629,044		1,377,842		462,542
Unit value	$10.73		$10.66		$10.33
Net assets	$28,198,446		$14,686,623		$4,778,358
Ratio of expenses to net assets (a)	1.25%		1.25%		1.25%
Investment income ratio (b)	2.85%		2.95%		1.98%
Total Return (c)	0.62%		3.18%		3.31%

Mortgage Securities
Units	522,043		259,412
Unit value	$10.37		$10.10
Net assets	$5,415,872		$2,619,957
Ratio of expenses to net assets (a)	1.25%		1.25%
Investment income ratio (b)	4.01%		2.05%
Total Return (c)	2.72%		1.00%

Money Market
Units	21,681,052		30,353,176
Unit value	$0.99		$1.00
Net assets	$21,548,600		$30,253,431
Ratio of expenses to net assets (a)	1.25%		1.25%
Investment income ratio (b)	0.94%		0.53%
Total Return (c)	(0.28	) %	(0.33	) %

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represented the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B: Financial Statements of Depositor. (8)

Financial Statements of Thrivent Variable Annuity Account A (8)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”). (1)

2.	Not Applicable.

3.	Form of Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (5)

4.	Contract. (2)

5.	Contract Application Form. (3)

6.	Articles of Incorporation and Bylaws. (7)

7.	Not Applicable.

8.	Participation Agreement between Depositor and Thrivent Series Fund, Inc. (7)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (8)

10.	Consent of Independent Registered Public Accounting Firm. (8)

11.	Not Applicable.

12.	Not Applicable.

13.	(a) Power of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Robert B. Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Thomas R. Zehnder, and Randall L. Boushek. (5)

(b)	Power of Attorney for Adrian M. Tocklin. (7)

Footnotes:

(1)	Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, filed April 18, 1997.

(2)	Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A filed on February 26, 2001.
(3)	Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, filed April 26, 2002.
(4)	Incorporated by reference from the initial registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration No. 333-89488, filed on May 31, 2002.
(5)	Incorporated by reference from the Pre-Effective Amendment No. 1 to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, file no. 333-89488, filed on April October 1, 2002.
(6)	Incorporated by reference from the initial registration statement on Form N-6 of Thrivent Variable Life Account I, file No. 333-103454, filed on February 26, 2003.
(7)	Incorporated by reference from the Post-Effective Number No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(8)	Filed herewith.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor
John O. Gilbert	Director, Chairman

Bruce J. Nicholson	Director, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Edgewood, WA 98402-4395	Director

Part C - 2

Name and Principal Business Address	Positions and Offices with Depositor
Richard C. Kessler The Kessler Enterprise, Inc. 7380 Sand Lake Road, Suite 120 Orlando, FL 32819	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah., Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke The Lutheran Church -Missouri Synod Worker Benefit Plans 1333 South Birkwood Road St. Louis, MO 63121	Director

Paul D. Schrage 42237 N. 112th Place Scottsdale, AZ 85262	Director

Dr. Kurt M. Senske Lutheran Social Services Cross Park Drive Austin, TX 78714	Director

Dr. Albert Siu Gile@Learning LLC Mendham, NJ 07945	Director

Part C - 3

Name and Principal Business Address	Positions and Offices with Depositor
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder 6308 Chiswick Park Williamsburg, VA 23188-6368	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Frederick A. Ohlde 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President

James A. Thomsen	Senior Vice President, Field Distribution

Larry A. Robins	Senior Vice President and Chief Information Officer

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Nikki L. Sorum	Senior Vice President, Marketing

Russell W. Swansen	Senior Vice President - Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 38(a)-1 Compliance Officer

Part C - 4

Name and Principal Business Address	Positions and Offices with Depositor
John E. Hite	Vice President, Associate General Counsel and Chief Compliance Officer

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Financial Investor Services Inc.	Transfer agent for Thrivent Mutual Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance agency	Minnesota

Field Agents’ Brokerage Company	Licensed life and health insurance agency	Minnesota

MCB Financial Services, Inc.	Currently not engaged in any form of business	Minnesota

Part C - 5

Item 27. Number of Contract Owners

As of March 31, 2005, there were approximately 71,949 qualified and non-qualified contract owners.

Item 28. Indemnification

Section 33 of Depositor’s Bylaws; Section E, subsection (viii) of Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Part C - 6

Item 29. Principal Underwriter

(a)	Thrivent Investment Mgt., the principal underwriter for the Contracts, also serves as principal underwriter and investment adviser for Thrivent Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares). Thrivent Investment Mgt. is also a registered investment adviser for the aforementioned mutual funds.

(b)	The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Director

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Katie S. Kloster	Vice President and Rule 206 (4)-7 Chief Compliance Officer

Thomas R. Mischka 4321 North Ballard Road Appleton, WI 54979	Vice President and Anti-Money Laundering Officer

John E. Hite	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

(c)	Not Applicable.

Part C - 7

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31. Services

Not Applicable.

Item 32. Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

Part C - 8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April 2005.

THRIVENT VARIABLE ANNUITY ACCOUNT A
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

By:	*
Bruce J. Nicholson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April 2005.

By:	Thrivent Financial for Lutherans
(Depositor)

By:	*
Bruce J. Nicholson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 20th day of April 2005 by the following directors and officers of Depositor in the capacities indicated:

*	President and Chief Executive Officer (Principal Executive Officer)
Bruce J. Nicholson

*	Senior Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Randall L. Boushek

Part C - 9

A majority of the Board of Directors:*

Richard E. Beumer	Richard C. Kessler	Paul D. Schrage
Dr. Addie J. Butler	Richard C. Lundell	Dr. Kurt M. Senske
John O. Gilbert	John P. McDaniel	Dr. Albert Siu
Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin
James M. Hushagen	Bruce J. Nicholson	Rev. Thomas R. Zehnder

*	John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John C. Bjork
John C. Bjork Attorney-in-Fact

Part C - 10

THRIVENT VARIABLE ANNUITY ACCOUNT A

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

10	Consent of Independent Registered Public Accounting Firm

Part C - 11